Exhibit 99.1(a)

                         CONSENT OF WILLIAM E. MCKNIGHT

     I hereby consent to being named as a nominee to the Board of Directors of White River Capital, Inc. in the Registration Statement on Form S-4 and Form S-1 to which this consent is an exhibit.


                                          /s/ William E. McKnight
                                          --------------------------------------
                                          William E. McKnight

Date: April 6, 2005